UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2013

333-172764-01	BWAY Intermediate Company, Inc.	27-2594571
(Delaware)

8607 Roberts Drive, Suite 250

Atlanta, Georgia

(Address of principal executive offices)

30350-2237

(Zip Code)

(770) 645-4800

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 25, 2013, BWAY Intermediate Company, Inc. (“BWAY Intermediate”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on January 18, 2013, BWAY Corporation consummated its acquisition from LINPAC Finance Limited, a private limited company organized under the laws of England and Wales (“LINPAC”) of certain subsidiaries that comprise its Ropak Packaging division (“Ropak”), pursuant to a definitive stock purchase agreement dated November 30, 2012.

This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K to provide the financial statements and exhibits described in Item 9.01 below which were not previously filed with the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Ropak Corporation and Subsidiaries audited Consolidated Financial Statements as of and for the year ended December 31, 2012

(b)	Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended September 30, 2012

(d)	Exhibits.

99.1	Ropak Corporation and Subsidiaries audited Consolidated Financial Statements as of and for the year ended December 31, 2012

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY Intermediate Company, Inc.

Date: April 05, 2013	By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Ropak Corporation and Subsidiaries audited Consolidated Financial Statements as of and for the year ended December 31, 2012

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended September 30, 2012